UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 17, 2015 (February 13, 2015)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 13, 2015, Caesars Entertainment Corporation (“CEC”) received a Demand For Payment Of Guaranteed Obligations (the “Notice”) from Wilmington Savings Fund Society, FSB, in its capacity as successor Trustee (the “Trustee”) for the 10.00% Second-Priority Senior Secured Notes due 2018 (the “Notes”) issued under the Indenture, dated April 15, 2009 (the “Indenture”), by and among Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), CEC and U.S. Bank National Association, as trustee.

The Notice alleges that CEC has unconditionally guaranteed (the “Alleged CEC Guarantee”) the obligations of CEOC under the Indenture and the Notes, including CEOC’s obligation to timely pay all principal, interest and any premium due on the Notes, and demands that CEC immediately pay the Trustee cash in an amount of not less than $3,680.5 million, plus accrued and unpaid interest (including without limitation the $184.0 million interest payment due December 15, 2014 that CEOC elected not to pay) and accrued and unpaid attorneys’ fees and other expenses due to CEOC’s commencement of a voluntary case under Chapter 11 of the U.S. Bankruptcy Code. The Notice also alleges that the interest, fees and expenses continue to accrue.

In accordance with the terms of the Indenture and as previously disclosed in our Current Reports on Form 8-K filed August 22, 2014 and January 12, 2015, CEC is not subject to the Alleged CEC Guarantee. As a result, the Trustee’s demand is meritless.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: February 17, 2015	By:	/s/ Scott E. Wiegand
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary